                                                                     Exhibit 4.2
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     COMMON STOCK                 [ZAPME! LOGO]                COMMON STOCK

       NUMBER                                                     SHARES
    C-

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN                            CUSIP (to come)
NEW YOR, N.Y. OR BOSTON, MA.                 SEE REVERSE FOR CERTAIN DEFINITIONS


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THIS CERTIFIES THAT




is the Record Holder of
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            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                           PAR VALUE $0.01 PER SHARE, OF
                                  ZAPME! CORPORATION
  transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

  Dated:


      /s/ Bruce D. Bower         [ZAPME! SEAL]         /s/ Lance Mortensen
            SECRETARY                                 CHIEF EXECUTIVE OFFICER
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COUNTERSIGNED AND REGISTERED
     BANKBOSTON, N.A.

               TRANSFER AGENT
                AND REGISTRAR.

By  /s/ Mary Penzic

          AUTHORIZED SIGNATURE

                               ZAPME! CORPORATION

     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- ________ Custodian ________
TEN ENT -- as tenants by the entireties                                (Cust)             (Minor)
JT TEN  -- as joint tenants with right of                             under Uniform Gifts to Minors
           survivorship and not as tenants                            Act _______________________
           in common                                                              (State)

                                                 UNIF TRF MIN ACT  -- ________ Custodian (until age__)
                                                                       (Cust)
                                                                      ________ under Uniform Transfers
                                                                       (Minor)
                                                                      to Minors Act _____________
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated ____________________________

                                             X ________________________________

                                             X ________________________________
                                       NOTICE: THE SIGNATURE(S) TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME(S) AS WRITTEN UPON THE
                                               FACE OF THE CERTIFICATE IN EVERY
                                               PARTICULAR WITHOUT ALTERATION
                                               OR ENLARGEMENT OR ANY CHANGE
                                               WHATEVER.

SIGNATURE(S) GUARANTEED:

BY ____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.